Exhibit 10.4

FIRST AMENDMENT TO AMENDED AND RESTATED

EXECUTIVE EMPLOYMENT AGREEMENT

RECITALS

WHEREAS, Expro Americas, LLC, a Delaware limited liability company (the “Company”), Expro Group Holdings N.V. (f/k/a Frank’s International, N.V.), a limited liability company organized under the laws of the Netherlands (“Parent”), and Michael Jardon (“Executive”, and together with the Company and Parent, the “Parties”), the Company’s President and Chief Executive Officer, entered into an Amended and Restated Employment Agreement on October 1, 2021 (the “Agreement”), which superseded in its entirety that certain Executive Employment Agreement dated as of March 25, 2011 between the Company and Executive;

WHEREAS, Parent previously adopted the Expro Group Holdings N.V. U.S. Executive Retention & Severance Plan (the “Retention and Severance Plan”) and the Expro Group Holdings N.V. Amended and Restated U.S. Executive Change-in-Control Severance Plan (the “Change-in-Control Severance Plan”), each for the benefit of its qualifying employees;

WHEREAS, effective January 1, 2026, Parent amended (i) the Retention & Severance Plan to revise (1) the health care continuation payment benefits, and (2) the outplacement benefits (the “Retention & Severance Plan Amendment”), and (ii) the Change-in-Control Severance Plan to revise the health care continuation payment benefits (the “Change-in-Control Severance Plan Amendment”);

WHEREAS, the Parties have agreed to amend the Agreement to align with the terms of the Retention & Severance Plan Amendment and the Change-in-Control Severance Plan Amendment; and

WHEREAS, terms used but not defined herein shall have the meaning ascribed to them in the Agreement.

NOW, THEREFORE, BE IT RESOLVED, that effective January 1, 2026,

(a)         Section 6(c)(iii)(C) of the Agreement is hereby amended to be and to read as follows:

“a lump sum cash payment equal to eighteen (18) times the monthly employer portion of the premium for the coverage under the Parent’s high deductible health plan based on the elected coverage level (single, family, etc.) provided to the Executive under the group health benefit plan immediately before the Termination Date, payable on the First Payment Date; and”

(b) Sections 6(c)(iii)(D) and 6(c)(iv)(E) of the Agreement are each hereby amended to be and to read as follows:

“outplacement assistance to the Executive through a vendor selected by the Company or Parent for a period of up to twelve (12) months after the Termination Date; for the avoidance of doubt, the outplacement benefit provided by this Section shall not be subject to liquidation or exchange for any other payment or benefit.”

(c) Section 6(c)(iv)(C) of the Agreement is hereby amended to be and to read as follows:

“a lump sum cash payment equal to twenty-four (24) times the monthly employer portion of the premium for the coverage under the Parent’s high deductible health plan based on the elected coverage level (single, family, etc.) provided to the Executive under the group health benefit plan immediately before the Termination Date, payable on the First Payment Date; and”

(d) Other than as amended by this Amendment, all other terms of Agreement continue to be in full force and effect, and are hereby ratified and confirmed by the Parties.

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IN WITNESS WHEREOF, the Company, Parent and the Executive have approved and agreed to the Amendment as described herein as of the date(s) set forth below. This Amendment may be executed in counterparts or via facsimile, each being an original and all of which taken together are to be considered one document. A faxed, .pdf-ed or electronic signature shall operate the same as an original signature and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

Company:

Expro Americas, LLC

By:      /s/ JOHN MCALISTER

Name: John McAlister

Title:   Manager

Date:   January 7, 2026

Parent:

Expro Group Holdings N.V., (f/k/a Frank’s International N.V.)

By:      /s/ JOHN MCALISTER

Name: John McAlister

Title:   General Counsel and Secretary

Date:   January 7, 2026

Executive:

By:      /s/ MICHAEL JARDON

Name: Michael Jardon

Title:   President and CEO

Date:   January 7, 2026

Signature Page to Amendment to Amended and Restated Executive Employment Agreement